Exhibit 99.1

2010 Conference for
Investors and Bankers
November 18, 2010 l New York, NY
Strategic Overview
Dennis Glass
President and CEO, Lincoln Financial Group

2
Overview
• Lincoln is focused on targeted businesses with growing demand driven by powerful demographic trends and consumer objectives
• Lincoln’s distinctive advantages of scale, strong market position, product design and comprehensive distribution enable us to protect or increase market share profitably
• We are leveraging franchise strength, business unit initiatives, and proven risk management capabilities to sustain or improve ROE in each business over the cycle
• Our current capital strength and annual free cash flow support active capital management and disciplined redeployment in select businesses
Lincoln’s current valuation and opportunities give
shareholders multiple ways to win

Target
&
Focus
Expertise
&
Scale
Delivery
& Consistency

Lincoln
Financial Group
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3
The Lincoln Financial Execution Model
• Target businesses where customer solutions
 require a high level of expertise and understanding
 of risk, allowing us to price for value added
• Scale and strong market share give us
 – Competitive cost position
 – Market leverage
 – Capacity to invest in distribution and risk management
• Comprehensive delivery capability strategically
 designed to deliver complex solutions
 – Multi-channel
 – Retail, wholesale and worksite
 – Advice driven
• Consistent market presence through cycles drives
 long term profitability and ROE - and is highly
 valued by distributors and customers
Our
Execution
Model

MARKET SIZE
2010
2020
23.2M households
47.4M households
35.3M households
CONSUMER NEEDS
Retirement accumulation
Income protection
Retirement income and security
Wealth distribution and estate planning
LINCOLN'S SOLUTION SET
Lincoln's customized solution set protects clients throughout the financial life cycle
Defined Contribution - 401(k) and 403(b)
Group Protection - Group life, disability and dental
Individual Annuities - variable, fixed and indexed
Life Insurance - Term
Life Insurance - Universal life, variable UL, MoneyGuard®

Lincoln Financial Group
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4
Household estimates
based on census
projections
Ages 35 - 44
Ages 45 - 64
Ages
65+
22.4M households
44.3M households
22.4M households
2020
2010
55+%
Demographic Trends and Consumer Objective of More
Guaranteed Outcomes Benefit Lincoln

5
Market Positioning	Ranking1	YTD Revenue Growth2
Life Insurance: income protection, estate tax planning	#1	6%
Annuities: guaranteed income, accumulation	#6	16%
1 Rankings based on LIMRA YTD sales as of June 30, 2010. Annuity includes individual annuities sold in the DC market. Core Life includes UL, VUL and term
2 Year-to-Date Total Operating Revenue percent increase 9/30/2010 over 9/30/2009
Driving Profitable Growth: Life Insurance & Annuities
Action Steps
• Design differentiated and flexible products, e.g. LTC riders
• Adjust pricing to reflect low interest rates and higher hedge costs
 – Low interest rates and high hedging costs can be priced for and still provide valuable customer solutions
• Expand Life in wirehouses, extend hybrid model in IP channel, add life-oriented retail advisors and strengthen existing extensive relationships

6
Market Positioning	Ranking1	YTD Revenue Growth2
DC 403(b) / 401(k): small to middle size employers	#6, #10	7%
Group Benefits: small to middle size employers	Top 5 est.	7%
1 403(b) source: LIMRA Not For Profit Report Q2 2010, total 403(b) assets (rankings include TIAA-CREF)
 401(k) source: LIMRA 401(k) Scorecard 2009, Insurance-based 401(k) ranking (small employers only)
2 Year-to-Date Total Operating Revenue percent increase 9/30/2010 over 9/30/2009
Driving Profitable Growth: Defined Contribution &
Group Protection
Action Steps
• Product
 – Expand group voluntary offerings
 – Upgrade middle-market 401(k) product
• Increasing investment to drive higher organic growth
 – Distribution - Group voluntary channel; DC wire, independent planner and consultant channels
 – Technology - web and service infrastructure
• Selectively looking for acquisitions to accelerate organic growth initiatives

7
Lincoln Financial Distributors (LFD)	Lincoln Financial Network (LFN)
Among the largest wholesaling firms in the U.S.	Third largest independent broker dealer1
545 wholesalers	7,973 active advisors
1 Investment News, December 2009
Driving Profitable Growth: Distribution
Action Steps
• Leverage integrated distribution and product design capabilities to maximize value proposition for clients, partners and company
• Improve productivity/distribution economics
• Continue to add Life-oriented retail advisors to LFN
• Increase shelf space within existing firms and test new channels of distribution

8
Capital Strength and Free Cash Flow Provide Flexibility
Capital Priorities
•Careful approach to excess capital due to slow but positive evolution in rating agency outlook
•Modest de-leveraging: minimize debt costs
•Effective capital management
 – Raise quarterly common stock dividend to $0.05/quarter
 – Resume share repurchase (up to $125 million over 15 months)
 – Redeem $150 million in Trust Preferred securities
•Select acquisitions

9
Multiple Ways for Shareholders to Win
•Growth in EPS, book value and ROEs driven by
 – Solid top line growth
 – Pricing actions
 – Payoff from strategic investments
•Reduced earnings volatility profile
 – Current interest rate and equity market conditions appropriately reflected on balance sheet
•Writing business through all cycles is accretive to long-term value creation
•Capital deployment flexibility
•Improving economic conditions provide a tailwind and catalyst
•Potential multiple expansion as we execute

2010 Conference for
Investors and Bankers
November 18, 2010 l New York, NY
Life Insurance & Individual Annuities
Mark Konen
President, Insurance Solutions and Retirement Solutions

2
Key Themes
• Compelling market opportunities
• Business model drives market leadership
• Proven risk management capabilities
• Ability to drive bottom line results

3
Significant Life Insurance Opportunities
• Very Affluent (> $2.5 million invested assets)
 – Almost 40% have no individual life insurance
 – Primary need: estate planning è SGUL
• Affluent households 55 and older
 – Primary needs: retirement income, health care, LTC è MoneyGuard
• Mass market
 – Employer is a key source of benefits
 – Primary need: income replacement è Term, Worksite UL
Key Actions
• Appropriate SGUL changes to increase returns while meeting consumer needs
 – Redesign to eliminate need for capital solutions, Survivorship repricing
 – Competing on total value proposition, not just pricing
• MoneyGuard product and process enhancements
• Worksite UL under construction

4
Compelling Annuity Opportunities
• Annuity industry only 9% of $16 trillion U.S. retirement assets1
 – Superior planning solutions versus mutual funds è guaranteed lifetime income options, tax smart solutions, downside protection with upside potential
• Boomer demographics expanding retirement market
 – Comprehensive product suite responsive to consumer need è variable, fixed, and indexed annuities with increasingly relevant features and benefits
• Financial crisis increased consumer interest in protection
 – Ability to offer comprehensive security è income guarantees, inflation riders, LTC funding solutions
Key Actions
• Repricing and redesign of GMWB and i4Life
• LTC Annuity - fixed and variable
• Innovative and expanded investment choices
1 Source: Investment Company Institute. As of December 31, 2009

10%
8%
6%
4%
2%
0%

10%
8%
6%
4%
2%
0%

Lincoln Financial Group
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5
Core Life Market Share and Rankings1
1 Rankings based on LIMRA YTD sales as of June 30, 2010. Annuity includes individual annuities sold in the DC market. Core Life includes UL, VUL and term
Ranked
#2
Ranked
#1
Ranked
#2
Ranked
#2
Ranked
#2
2006
2007
2008
2009
2010
Total Annuity Market Share and Rankings1
Ranked
#7
Ranked
#6
Ranked
#6
Ranked
#5
Ranked
#6
2006
2007
2008
2009
2010
Consistently Strong Market Presence
• Leading market positions pre- and post-market crisis
• Reacted appropriately to changing conditions and maintained market presence
 – Balance competitive position with risk and capital management
• Lincoln objective - be a consistent and stable participant
 – Avoid need to make dramatic moves
 – Leverage power of distribution platform

6
Comparative Market Positioning1
1 Based on LIMRA YTD sales as of 06/30/2010
Variable Annuity
Indexed Annuity
Fixed Annuity
#5
#7
#9

Not in Top 20
Top 10 player
Top 11-20 player
UL
Life - LTC Combo
Term
VUL
#1
#1
#11
#6
Competitors
LNC
Product

Competitors
LNC
Product
Unparalleled Product Breadth

7
i4Life
MoneyGuard
Secondary
Guarantee
UL
SmartIncome
Inflation
Annuity
SGUL w/out
need for
Capital
Solutions
LTC
Annuity
VULONE
Redefined
MoneyGuard
American
Legacy
New
Directions
2000
1988
1998
2007
2009
2010
2005
2006
1987
2003
Game Changing, Needs-Based Innovation
• Proven track record of innovation
• Willing to give new ideas time to grow
• Fuels our ability to seize future opportunities

8
Risk Management Expertise - Focus on Fundamentals
• Disciplined approach to product design and pricing
• Detailed monitoring of new business profitability
• Proactive management of interest rate and equity risk
• Deep understanding of mortality and policyholder behavior

2.00%
1.50%
1.00%

Lincoln Financial Group
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9
1 Excludes alternative investment income; 2010 YTD through 9/30
2008
2009
2010 YTD
Life Spreads1
Key Actions
• Pre-invested SGUL cash flows through mid-2011 above portfolio yield
• Implementing credited rate reductions in early 2011 - net 7 bps impact
• Rolled out Duration Guarantee 3Q 2010 - designed for lower rate environment
• Repricing Survivorship 1Q 2011
• Life spread compression is manageable
• Projected portfolio yield drop of 20-25 bps,
 then recovery
• 17 bps spread to guarantee
• Annuity: 90+ bps spread to guarantee
Interest Rate Risk Management
• Interest Rate Management embedded in upfront product design
 – SGUL product design has low liquidity
 – Allows for very long investment strategy - primarily 30 year bonds
• Life spreads have held up well; annuity spreads a non-issue

Equity Risk Management

- Equity Risk Management embedded in upfront product design
  - Tight linkage between product design and hedging
  - Careful balance of hedge costs and market positioning
  - All benefits hedged
- Diversified market exposure due to consistent presence

VA Product Guarantees[1]

Company A	7.9%	Company F	6.6%
Company B	7.0%	**Lincoln**	**6.4%**
Company C	7.0%	Company G	6.4%
Company D	6.8%	Company H	6.3%
Company E	6.7%		

GMWB Exposure by Issue Year – 9/30/10
(Net Amount at Risk[2]/Account Value)

25%
20%
15%
10%
5%
0%
2003
2004
2005
2006
2007
2008
2009
2010
All Years

Overall 6%, down from 12% at 9/30/09

Key Actions

- Repricing and redesign of GMWB and i4Life 4Q 2010
- Management of fund offerings to facilitate hedging

1 Initial withdrawal as % of principal, buying at 60 and holding to 65. As of November 2010

2 Net Amount at Risk = guaranteed amount minus account value, floored at zero

Lincoln Financial Group

10

Hello future.®

11
2008
2009
2010 YTD*
1 Based on business written post 1998. 2010 YTD through June 30, 2010
Mortality - Actual vs. Pricing1
2007
100%
87%
94%
95%
Mortality and Policyholder Behavior
• Expertise in mortality risk
 – Industry leading underwriting
 – Mortality experience better than pricing

• Thoughtful approach to policyholder behavior assumptions
 – Conservative SGUL lapse assumptions (0 - 2% since 2004)
 • Lapses running at 4% in 2009-10
 – VA dynamic lapse formula performed well during crisis
 – Differentiated and multiple solutions have driven expected withdrawal behavior
 • i4Life is primary solution for immediate income buyers
 • GMWB utilization has been less than assumed

12
1 2010 YTD through September 30, 2010; excluding goodwill and notable items. See appendix in Financial Overview for reconciliation of return on average equity.
Life
Annuity
(VA and Fixed)
Adjusted YTD ROE1
10%
17%
Solid In-force ROE
• Solid ROE despite historically low risk free rates
• Life ROE dampened (~200 bps) due to:
 – Unfinanced excess reserves
 – Merger “P-GAAP”
 – Low ROE on ISWL block from early 1990s
• Annuity ROE have averaged 15%+ over last 5 years

13
2010 YTD1
Target Range
VA 15-18%
Fixed 10-12%
15%
13-16%
Life
New Business ROE
Annuity
New Business ROE
2010 YTD1
Target Range
11%
12-14%
1 2010 YTD through September 30, 2010
Attractive New Business ROE
• Strong 2010 new business returns despite challenging environment
• Product repricing to maintain profitability

Lincoln
Financial Group℠

Lincoln
Financial Group℠

Hello future℠

14
Execute Business Model
Innovative & Responsive Products
Distribution Depth and Breadth
Operational Effectiveness
Comprehensive Risk Management
Capitalize on Consistency
Compelling & Comprehensive
Solutions
Consistent Market Presence
Commitment
Invest in the Business
People
Technology/Operations
Core and Explore
Market Leader
Achieve & Maintain Market
Leadership in Chosen Markets
Our Cycle of Success

2010 Conference for
Investors and Bankers
November 18, 2010 l New York, NY
Chuck Cornelio
President, Defined Contribution
Defined Contribution

2
Defined Contribution - Creating Value for Lincoln
• Focusing on the market segments with the fastest growth
• Accelerating growth through our strategic investments in technology and distribution platforms
• Improving support & service to plan sponsors while enhancing education offerings to enable better retirement outcomes for participants
• Concentrating on driving account value growth, margins & ROE

3
Segment
Position as of 3Q 2010
Opportunity & Focus
• Focus on Healthcare
 – Healthcare will generate 3.2M new jobs by 2018, more
 than any other industry1
 – Currently: 4th in AUM & 3rd in deposits2
 – Market growth: $130B AUM with $14B takeover in
 20113
• Leverage 403(b) presence
• Market growth: $725B AUM with $53B takeover
 in 20113
 – Asset growth estimated at 7.5% CAGR4
• Leverage LFD strategic partners & TPAs
• Ranked 10th in AUM in <100 participants market2
• Market growth: $520B AUM with $40B takeover in 20113
 – Asset growth estimated at 7.5% CAGR4
Non Profit/
403(b)
Middle Market
401(k)
Small Market
401(k)
Plans: 13,000
Participants: 1.1M
AUM: $28B
Plans: 120
Participants: 0.1M
AUM: $3B
Plans: 11,000
Participants: 0.2M
AUM: $6B
1 US Bureau of Labor Statistics
2 LIMRA Scorecard December 2009/ LIMRA NFP Report
3 Spark 2010 & American Hospital Association
4 McKinsey Winning in the Defined Contribution Market of 2015
Focusing on Growth Markets

4
Technology
& Service
Distribution
Expansion
Plan Design
Strengths
• Group Variable Annuity 1st year sales up 30% YTD
• Target date options: AUM increased 48% YOY / Stable Value AUM increased
 30% YOY
• Launching retention, rollover & lifetime income solutions
• Recordkeeping Consolidation: 5 to 1
• Scalable for organic and acquisition driven growth
• Improved service offerings promoting plan sponsor retention and participant enrollment & contributions
• 300 “feet on the street” to service plan sponsors & participants
• Doubling Institutional sales force focused on 403(b)/middle market consultants
• Doubling Intermediary sales force focused on small market advisors & TPAs
Actions to Capture Market Share

Ending AUM ($ Billion)
37
35
33
31
29
27
25
1.50
1.45
1.40
1.35
1.30
Participants(MM)

Lincoln Financial Group
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5
$0.0B
$1.0B
$0.8B
Net Flows
Ending
Assets
Participants
2008
2009
20101
Ending AUM and Participants
1 As of September 30, 2010
Delivering Results and Building for Long-Term Growth
• Enrollment/Participation rebounding (Alliance)
 – Average contribution per participant up 4.5%
 – New participants up 9%
• Account values rebounding
 – $37.1B is all time high
 – Total deposits up 14% vs. 3Q 2009
 – Net flows of more actively sold products is $0.7B YTD

Delivering Results and Building for Long-Term Growth

DC Income from Operations
$175
$150
$125
$100
$75
$50
$123
$133
$122
2008
2009
YTD 3Q 2010

ROE[1]	13.3%	13.2%	15.8%
Pre-Tax Margin	16%	20%	23%

- IRR pricing target 13-15%
- Operating efficiencies and account value growth supporting margins

1 Excluding goodwill worth approx 25bps

6

Lincoln Financial Group℠

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7
Key Defined Contribution Themes
• Targeting markets with growing demand
• Improving our offerings to take market share
• Driving efficiencies throughout our operating model
• Generating earnings growth and attractive returns on equity

2010 Conference for
Investors and Bankers
November 18, 2010 l New York, NY
Mark Konen
President, Insurance Solutions and Retirement Solutions
Group Protection

150
120
90
60
Inc. from Ops.
(in Millions)
2,200
1,800
1,400
1,000
Premium
(in Millions)

Lincoln Financial Group
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2
A History of Sustained Growth
1 Source: LIMRA, as of June 30, 2010 (Hartford only reports premium)
2 Based on YTD annualized sales as of December 31, 2009
Earnings
Inforce Premium
2004
2005
2006
2007
2008
2009
12% CAGR
7% CAGR
• Sustained growth in premiums and earnings
• Leadership position in core market of under 1000 lives
• #3 Group LTD and #5 Life carrier by new contracts issued1
• Voluntary sales ~38% of total new sales2

80%
75%
70%
65%
73.4%
72.4%
73.0%
73.7%
73.7%
71.1%
67.7%
70.7%
71.4%
69.1%
76.5%

Lincoln Financial Group
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3
Strong Experience Over Sustained Period of Time
• Strong loss ratio history
• 2010 elevated after very strong 2009
 – Likely linked to economic conditions
 – Disability incidence elevated broadly,
 not just new business
1 As of 9/30
• Actions in progress
 – LTD rates increased 3.5% (effective Dec 2010)
 – Pursuing 5 - 10% LTD renewal increases
 – Additional claims resources contracted
 – Added new return-to-work tools
Non-Medical Loss Ratios
2003
2005
2006
2007
2008
2009
2010
YTD1
2000
2001
2002
2004
71%-74%
Target Range

Productive, Experienced and Growing Distribution Force

Sales Force – Headcount

150
125
100
127
9
118
127
10
117
134
14
120
143
15
128
12/31/08
12/31/09
6/30/10
Target 12/31/10
Experienced Reps
Small Case & New Reps

Average Productivity (in thousands)[1]

$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
$2,735
$2,996
2008
2009

- Average productivity of $3.0M/rep within top quartile of industry in our market
- Seasoned sales force – more than two thirds with LFG 2+ years
- Continued growth of field force via experienced reps plus small case and new reps
- Future product development will further enhance market penetration

1 Average productivity for seasoned reps (excludes new reps and terminated reps)

Lincoln Financial Group℠
4
Hello future.®

22%
3%
8%
15%
52%
Benefit Brokers
Classic
Specialist
Occasional
Career Reps

8%
13%
25%
9%
20%
12%
13%

Lincoln Financial Group
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5
30% of all Benefit Brokers are
Small Benefit Brokers
Source: Eastbridge Consulting Group, Inc. 2009
Industry Product Mix
Market Shift: 29% of employers plan to switch one or more benefits to 100% employee-paid
Industry Sales by Distributor Segment
Life
DI
Accident
Critical Illness/
Cancer
Dental
HI/Vol Med
All Other
The Voluntary Opportunity
Actions to seize opportunity
• Leverage strong position within Small Benefit Broker segment
 – Expand into Classic Broker segment
• Currently top 10 positions in Life/DI
 – Expand worksite products and enrollment capabilities - Accident, Critical Illness, UL
•  Position our voluntary story in the market - education and marketing

6
Key Group Protection Themes
• Sustained history of success
• Appropriate actions to improve loss ratios
• Core business and distribution growth
• Focus on expanding voluntary presence

2010 Conference for
Investors and Bankers
November 18, 2010 l New York, NY
Lincoln Financial Network
Bob Dineen
President & CEO, Lincoln Financial Network

2
Lincoln Financial Network Overview
• An advice and wealth management growth story with significant drivers
• A source of value for Lincoln Financial Group
• Keys to sustained growth
1 Investment News, December 2009

8,000
7,900
7,800
7,700
7,600
7,500
7,400
7,300
7,200
7,293
7,366
7,682
7,973

Lincoln Financial Group
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3
Advice and Wealth Management Growth Story
2007
2008
2009
2010
Sustained Growth Trend
Number of Active LFN Advisors
Third largest independent broker-dealer1
Growth Drivers
• National recruiting
• Affiliation model
• Shift to independence
• Planning capabilities
• Consumer trends
1 Investment News, December 2009

4
LFA / Sagemark ABGA GA                                     LFS
 Full Service Support
Independent
Multiple Models of Affiliation
A Unique Value Proposition for Planners and Producers
A national support network for advisors and their clients
• 4 channels of affiliation
• 2 broker-dealers
• 2 clearing relationships
• National network of planning services, advisor training and technology

5
Balanced Sales and Revenue Mix
Wealth Management Strategies
• Comprehensive Financial Planning
• Estate Planning
• Business Succession
• Retirement Planning
• Investment Planning
Full year 2009 data
Revenue Mix
Fee Based
and
Recurring
Revenue
43%
Transactional
Revenue
57%
Planning
Fees &
Investments
32%
Annuities
25%
Life
Insurance
43%

- 26% life insurance paid annual premium
  - Annual $145 million of life target premium

- 11% annuity deposits
  - $1.3 billion of annuity and retirement investments

- 57% in-force life insurance block, for permanent individual life business

Hello future.

6
For full year 2009
Delivering Significant Value to Lincoln

7
Keys to Sustained Growth
• Growing number of productive, process-driven advisors
 – Retention of top-tier advisors remains strong
 – Recruiting of productive advisors very strong
• Supporting independence through open architecture & affiliation choice
• Deep financial planning expertise & commitment to advice
 – National Planning Center
 – Advisory Process helps insulate from margin compression
• The leverage of Lincoln Financial Group

2010 Conference for
Investors and Bankers
November 18, 2010 l New York, NY
Will Fuller
President, Lincoln Financial Distributors
Lincoln Financial Distributors

2
• Current investing behaviors reflect high levels of risk aversion and focus on managing outcomes
• Our centralized distribution model offers strategic partners a single point of contact for multiple product solutions, productive wholesaling support and integrated sales and service capabilities
• Each business unit has dedicated sales teams with specific strategies to deliver growth and increase market share profitably
• LFD growth strategy centers on
 – Deepening relationships with strategic partners
 – Improving productivity
 – Driving a diverse mix of new business
 – Efficient distribution economics
• Innovating and testing new channels and methods of distribution that will improve our growth trajectory
LFD: Sustainable Competitive Advantage for Lincoln
Multiple strengths to deliver new business growth

LFD's Powerful Distribution Platform

Industry leading wholesale distribution franchise drives a diverse mix of business

Experienced Wholesaler Force Total 545	
Annuities	287
Life	122
MoneyGuard	83
Small Market DC	27
Mid-Market DC	18
Exec Benefits	8

Sales by Channel[1]

16%
22%
31%
10%
13%
8%
Bank
Independent Planner
Wire/Regional
Brokerage General Agents
Consultants
LFN

Sales by Product[1]

44%
6%
32%
6%
12%
Individual Life
MoneyGuard
Variable Annuities
Fixed Annuities
Defined Contribution2

- Among the largest wholesale distribution companies in the industry
- Proven operating model with consistent results
- Comprehensive product suite offered across multiple channels
- Product solutions support "outcome" management needs of consumers

1 January 2009 through September 2010 normalized sales (Life and MoneyGuard: paid annualized premiums as reported; Annuity/Defined Contribution: at 5% of deposits)

2 Defined Contribution sales represent only first-year deposits

Lincoln Financial Group℠

3

Hello future.®

Bank of America Merrill Lynch

WELLS FARGO

LPL Financial

UBS

Morgan Stanley Smith Barney

Lincoln Financial Network

Crump Life Insurance Services

Edward Jones INVESTMENTS

Lincoln Financial Group

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4
1 Sales period January 2009 through September 2010
Fueling
growth
through
expansion
• 17% of sales generated through
 expansion strategies1:
 – New partners
 – New product introductions / additions
 – Focused cross sell distribution synergies
$3.6
Billion
$18.3
Billion
Expansion sales
All other sales
Deepening
relationships
with
strategic
partners
Growth Strategy Centers on Distribution
Focus on expanding breadth and depth
• Access and relevance with market leading strategic partner firms along with our comprehensive product suite sets the stage for focus on productivity and efficient distribution economics

Millions
50
45
40
35
30
35.9
45.4

54,000
52,000
50,000
48,000
46,000
44,000
42,000
40,000
43,928
49,581

Lincoln Financial Group
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5
All data 9/30/2010
1 January 2009 through September 2010
2 Number of advisors selling a Lincoln product in the first 9 months of the year
Increasing Sales Per Wholesaler
Growing Advisor Selling Population
+26%
+13%
2008
2009/YTD 20101
20082
20102
• Increased access to producers
• Consistent market presence
Driving Productivity Gains
Significant opportunity to increase productivity and expand base of producers
• Retention and upgrade of talent
• Cross-sell capabilities

LFD REACH/CAPABILITIES

LFD REACH/CAPABILITIES
Invest

Lincoln Financial Group
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6
Looking
ahead
Access To Producers
Maintain
High
MARKET OPPORTUNITY/POTENTIAL
Brokerage
General
Agency
Wirehouses
Regional
Brokers
Independent
Producers
Banks
Executive
Benefit
Consultants
DC Consultants
TPAs
RIA
Alternative
Channels
LFN
Invest
Low
High
Core
• Protect and grow core business
• Invest for accelerated growth
 opportunities
 – MoneyGuard and Defined Contribution
 sales force expansion
 – Hybrid wholesaler teams & tactics
Core
Product Capabilities
High
MARKET OPPORTUNITY/POTENTIAL
Secondary
Guarantee UL
Fixed
Indexed Annuity
Current
Assumption UL
MoneyGuard
Indexed UL
Term
Non-Profit/403(b)
Small Market 401(k)
Fee-based
VA
Maintain
VA
Low
High
VUL
COLI/BOLI
LTC Fixed
Annuity
Mid Market 401(k)
Focused on Sustainable, Profitable Growth
Poised to capitalize on our strengths with multiple ways to win
• Create new strategic partnerships
• Launching new product solutions
 – LTC Fixed Annuity and VA rider
 – Fee-based VA
 – Wirehouse channel expansion for
 Fixed/Index Annuity and 401k

2010 Conference for
Investors and Bankers
November 18, 2010 l New York, NY
Financial Overview
Fred Crawford
Chief Financial Officer, Lincoln Financial Group

Financial “State of the Union”
• Value drivers of positive product flows yielding growth in account values, in-force, net earned premium, and DC renewal deposits… position earnings to ride economic recovery
• Core margins are healthy overall - asset-based revenue building, stable mortality margins and fixed product spreads, with loss ratios expected to recover
• Key long-term economic assumptions have been adjusted to recognize equity market volatility and low interest rates… lowering the risk profile of forward earnings
• VA risk management practices proven-out with strong performance during the crisis along with investment and ALM strategies benefiting interest rate exposures
• Capital margin supports economic stress scenarios, rating agency dynamics, and investment in core businesses… with prudent release of capital to shareholders
Ratings recently affirmed by AM Best at A+ “stable outlook”
and S&P at AA- “stable outlook”

143
35
80
38
-33
152
13
114
39
-36
3Q09
3Q10

15%

Lincoln Financial Group
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3Q Income From Operations
Adjusted for Notable Items1
($ in millions)
Long-Term Earnings Drivers
(3Q 2009 to 3Q 2010)
$263
$282
Life Insurance
Group Protection
Annuities
Defined
Contribution
Other Operations
Avg. diluted shares
 310.0 325.7
Life
Annuities
GP
DC
YTD 2010
Adj. ROE x/GW (%)1
10%
17%
9%
1 See appendix at the end of this presentation for a definition and reconciliation of income from operations to net income, a reconciliation of return on average equity and schedules of notable items
Key Value Drivers Advancing
• Consolidated Account Values:
 – $150 billion up 10%
• In-force Life Insurance:
 – $557 billion up 5%
• Group Net Earned Premium:
 – $415 million up 9%
• Retirement Deposits
 – VA up 13% and DC up 14%

New Money & Portfolio Yields
7.0%
6.5%
6.0%
5.5%
5.0%

Account Values ($ Billion)
80
60
40
20
0
1,300
1,200
1,100
1,000
900
800

Lincoln Financial Group
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1 Excludes any potential one-time impact to businesses currently in run-off (pension and individual DI)
2 Includes impact of unlocking account value DAC corridor assumption for all variable products (Annuities, Defined Contribution and Variable Universal Life)
Separate Account Values
• Account Value Assumption
 – Implied DAC assumption of an immediate 15% drop in AV
 followed by 9% annual recovery
• Equity Market Sensitivity
 – Unlocking corridor to mean 9% AV growth assumption
 results in a $300m pre-tax gain2
 – Approximately $6m annual earnings impact for every 1%
 movement in the S&P 500
2006 New Money
2010 New Money
Portfolio Yield
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
Dec. 2008
Dec. 2009
Sept. 2010
Assumption
Actual
EOP S&P 500
Interest Rates
Market Assumptions & GAAP Sensitivities
• New Money Investment Rate Assumption
 – Current new money rates decreased by 100 bps
 recovering to 6.25% over 8 years
 – Life portfolio rate drops 20-25 bps and recovers over
 10 year period
• Interest Rate Stress Scenario1
 – Reinvestment rates assume 2.5% 10-year treasury
 – Life & Retirement earnings impact of ~$60m in 2012

$5
$4
$3
$2
$1
$0
($ Billions)

5.0
4.0
3.0
2.0
1.0
0.0
($ Billions)
1,200
1,100
1,000
900
800
700
Hedge Assets
Hedge Target
Stat Reserve/AG43
EOP S&P 500

Lincoln Financial Group
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Interest Rates
Life Reserve Funding
Captive Re
(Hedge Assets)
Reserve Held
LOC
L-Term Financing
Lincoln
Life
VA Guaranty
Reserve Credit
• Hedge Assets Support Reserve Credit
 – Hedge assets in excess of economic target and statutory
 reserve credit needs throughout crisis
 – Low interest rates driving asset values in excess of
 statutory reserve needs
• Risk-Based-Capital Sensitivity
 – S&P returns of +/-10% result in an estimated RBC impact
 of +/- 5 to 15 percentage points
Equity Markets
Dec.
2008
Mar.
2009
Jun.
2009
Sep.
2009
Dec.
2009
Mar.
2010
Jun.
2010
Sep.
2010
Sep. 2009
Sep. 2010
Capital & Market Sensitivities
• Cash Flow Testing
 – Annual testing results on both aggregate life and
 ULSG specific expected to pass under low rate scenario
 – Approximately $800m of life reserves held in excess
 of economic calculations provide a natural buffer
• Life Reserve Financing
 – UL reserve financing shifts from reliance on letters of credit to long-term funded solutions
 – New UL product design eliminates the need for future
 financing solutions on new business

Investment Portfolio
UST/Agency, 1.8%
Public Domestic Bonds,
36.6%
Municipal Bonds, 3.5%
Private Domestic Bonds,
12.0%
BIG EMD, 0.3%
Other Foreign Bonds,
12.5%
MBS, 11.6%
CMBS, 3.0%
Mortgages, 8.6%
COLI Fund, 0.6%
Preferred Stock, 0.3%
Common Stock, 0.2%
Real Estate, 0.3%
Other LT Inv., 1.1%
Other Cash, 1.9%
Collateral Held, 2.4%
CDO, 0.2%
ABS, 3.2%
Year-to-Date purchases of $10 Billion
• Credit Profile: AAA (13%); AA (17%); A(41%); BBB(26%); Below Investment Grade (3%)
• Life YTD gross yield of 5.5% and retirement 4.75% with overall duration of 9 years
$79.6 Billion
(September 30, 2010)

$300
$250
$200
$150
$100
$50
$0
($ millions)
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Other
Mortgages/RE Equity
Structured Securities
Financials

($B)

Lincoln Financial Group
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Significant Improvement In Asset Quality
-
1.2
3.0
5.0
0.1
3Q09
4Q09
1Q10
2Q10
3Q10
Net Unrealized Gains & Losses
Realized Losses & Impairments
• Well-diversified General Account portfolio
 – Average credit quality of “A”
 – Below investment grade at 7.5% of rated
 assets, down 180 bps year-over-year
• CMBS
 – Low allocation; 3% of assets
 – 70% rated AA or better; 80% 2005 and prior
• Mortgage portfolio remains strong
 – 1,260 loans; $6.8 billion portfolio
 – LTV 59%; DSC 1.5x
• $5 billion improvement in unrealized
 gain position year-over-year

600%
400%
200%
0%
30%
25%
20%
15%
10%

$8.0
$6.0
$4.0
$2.0
$0.0

Lincoln Financial Group
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9/30/09
12/31/09
9/30/2010
Total Adjusted Capital & RBC1
$6.4
$6.8
$7.3
$1.6
$1.5
$1.4
Statutory Capital (3Q 2010)
Leverage and Liquidity (3Q 2010)
Risk Based Capital Ratio1 & Leverage2
393%
518%
453%
22.6%
24.5%
28.0%
• Holding company idle liquidity just under $800m
• Leverage at the mid-point of our stated range of
 20% to 25%
• Expect to reduce leverage with free cash flow over
 next three years
• Capital margin of $1.9b assuming RBC of 400% and
 minimum holding company liquidity of $500m
• Asset-based capital conditions have stabilized
• Life reserve needs satisfied with recent bank line
 extension and funded solutions
• Hedge assets sufficient to support VA capital and
 reserve credit needs
• $400m statutory dividend in 4Q funds debt
 redemption and other capital needs
2008
2009
9/30/10
Total Adjusted Capital
Risk-Based Capital
1  Represents statutory results of Lincoln National Life Insurance Company, Lincoln Life & Annuity of New York, and First-Penn Pacific Life Insurance Company. The reporting of RBC measures is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.
2  See Appendix slide Definition of Calculation of the Leverage Ratio
Strong Underlying Capital Trends

Outlook Heading Into 2011
• Core Life & Annuity franchise delivers consistent results - positive flows, production growth leveraging product breadth, market share maintained with distribution productivity gains
• DC deposit & Group premium growth rates continue driven by productivity gains, platform investments, and distribution expansion
• Pricing changes support return targets - UL and VA pricing actions to reflect lower interest rate environment with Group rate increases due to unfavorable incidence
• Capital margin held in the $1.5 billion range after giving effect for dividend, announced share repurchase, gradual de-leveraging, and supporting business growth
• ROE build of 25 to 30 bps per annum on average through 2013 - assumes continued recovery in economic conditions, targeted actions to expand margins and 50% of capital margin redeployed
Lincoln’s current valuation and opportunities give
shareholders multiple ways to win

Appendix

 Income (loss) from operations and return on equity, as used in the earnings release, are non-GAAP financial measures and are not substitutes for net income (loss) and ROE, calculated using GAAP measures. We exclude the after-tax effects of the following items from
 GAAP net income (loss) to arrive at income (loss) from operations: realized gains and losses associated with the following ("excluded realized gain (loss)"): sale or disposal of securities; impairments of securities; change in the fair value of derivative investments;
 embedded derivatives within certain reinsurance arrangements and the change in the fair value of our trading securities; change in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders within our variable annuities, which is referred to as
 "GDB derivatives results"; change in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders within our variable annuities accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the
 Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) (“embedded derivative reserves”), net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves, the net of which is referred to as “GLB net derivative results”; and changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC
 (“indexed annuity forward-starting option”); change in reserves accounted for under the Financial Services - Insurance - Claim Costs and
 Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking"); income (loss) from the initial adoption of new accounting standards; income (loss) from reserve changes (net of related amortization) on business sold through reinsurance; gain (loss) on early extinguishment of debt; losses from the impairment of intangible assets; and income (loss) from discontinued operations.
 Return on equity measures how efficiently we generate profits from the resources provided by our net assets. Return on equity is calculated by dividing annualized net income (loss) by average equity, excluding accumulated other comprehensive income (loss)
 ("AOCI"). Management evaluates return on equity by both including and excluding average goodwill within average equity.
 The earnings used to calculate ROE, as used in the earnings release, are net income (loss) and income (loss) from operations. Income
 (loss) from operations is an internal measure used by the company in the management of its operations. Management believes that this performance measure explains the results of the company's ongoing businesses in a manner that allows for a better understanding of the underlying trends in the company's current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.
 The company uses its prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in its financial statements and federal income tax returns when reconciling non-GAAP measures to the most comparable GAAP measure.
Definition of Income (Loss) from Operations and
Return on Equity

Reconciliation of Net Income to Income from Operations

($ in millions, except per share data)	3Q09	1Q10	2Q10	3Q10
Net Income (Loss) available to common stockholders	**$137.0**	**$265.0**	**$104.4**	**$245.1**
Less:				
Preferred stock dividends and accretion of discount	(16.3)	(18.4)	(18.3)	
Write-off of unamortized discount on preferred stock at redemption			(130.6)	
Adjustment for deferred units of LNC stock in non-director deferred compensation plan			(1.9)	(1.0)
Minority adjustment				
Net Income (Loss)	**153.3**	**283.4**	**255.2**	**246.1**
Less:				
Excluded realized gain (loss)	(248.3)	(26.5)	(7.3)	16.5
Benefit ratio unlocking	52.3	5.5	(30.9)	25.1
Income from reserve changes (net of related amortization) on business sold through reinsurance	0.4	0.4	0.5	0.5
Impairment of intangibles	1.4			
Income(loss) from discontinued operations	72.0	27.9	2.7	(1.7)
Income from Operations	**$275.5**	**$276.1**	**$290.2**	**$205.7**
Earnings per share (diluted)				
Net Income (Loss)	$0.44	$0.85	$0.33	$0.75
Income from Operations	$0.84	$0.83	$0.86	$0.63

12

Lincoln Financial Group

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 (Numbers in $millions)
 The numerator in this calculation is arrived at by adding total debt, ($6,044 at 9/30/2010; $5,400 at 12/31/2009; $5,546 at 12/31/2008),
 excluding 75% of our capital securities, ($1,114 at 9/30/2010; $1,114 at 12/31/2009; $1,178 at 12/31/2008), and excluding certain senior notes net of the unamortized discount issued in October 2007 and June 2010 because the proceeds were reinvested in a pool of long-
 term assets ($873 at 9/30/2010; $374 at 12/31/2009; $375 at 12/31/2008). For 2009, the numerator is increased by the $950 of preferred shares issued under the Treasury’s Capital Purchase Program.
 The denominator in this calculation is arrived at by adding total debt ($6,044 at 9/30/2010; $5,400 at 12/31/2009; $5,546 at 12/31/2008)
 and stockholders' equity, excluding AOCI ($11,896 at 9/30/2010; $11,962 at 12/31/2009; $10,780 at 12/31/2008).
Definition of Calculation of the Leverage Ratio

Life	Annuities	GP	DC
Average Equity	8,364.3	2,935.6	1,107.0	1,045.4
Income from Operations	347.8	361.2	53.6	121.8
Return on Average Equity - Reported	**5.5%**	**16.4%**	**6.5%**	**15.5%**
Goodwill	2,188.5	439.8	274.3	20.2
Average Equity less Goodwill	6,175.8	2,495.8	832.7	1,025.2
Return on Average Equity - Excluding Goodwill - Reported	**7.5%**	**19.3%**	**8.6%**	**15.8%**
Notable Items[1]				
1Q2010	(14)	21	0	0
2Q2010	(2)	15	0	(1)
3Q2010	(92)	12	(3)	11
YTD2010	(108)	48	(3)	10
Income from Operations adjusted for Notable Items	456	313	57	112
Return on Average Equity Adjusted for Notable Items	**7.3%**	**14.2%**	**6.8%**	**14.3%**
Return on Average Equity Adjusted for Notable Items exc. Goodwill	**9.8%**	**16.7%**	**9.1%**	**14.5%**

[1] See Appendix Slides "Schedule of Notable Items"

Lincoln Financial Group

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Reconciliation of Return on Average Equity
For the Nine Months Ended September 30, 2010

Insurance Solutions

Lincoln Financial Group
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($ in millions)	Retirement Solutions				Other Operations
	Annuities	Defined Contribution	Life Insurance	Group Protection1
Reported	126	50	60	10	(40)
DAC Unlocking	(2)	11	(82)
Mortality			(10)
Expense					(2)
Tax-related items	14				(2)
Other (net)				(3)
Total	114	39	152	13	(36)
1Group Protection results do not include adjustment to normalize loss ratios
3Q 2010 Income From Operations
Schedule of Notable Items

($ in millions)	Retirement Solutions				Other Operations
	Annuities	Defined Contribution	Life Insurance	Group Protection1
Reported	116	36	151	23	(36)
DAC Unlocking	15	(1)
Mortality/Morbidity
Expense					(3)
Tax-related items
Other (net)			(2)
Total	101	37	153	23	(33)
1Group Protection results do not include adjustment to normalize loss ratios
2Q 2010 Income From Operations
Schedule of Notable Items

Insurance Solutions

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($ in millions)	Retirement Solutions				Other Operations
	Annuities	Defined Contribution	Life Insurance	Group Protection1
Reported	119	36	137	21	(37)
DAC Unlocking	21
Mortality/Morbidity			(8)
Expense			(2)		(4)
Other (net)			(4)
Total	98	36	151	21	(33)
1Group Protection results do not include adjustment to normalize loss ratios
1Q 2010 Income From Operations
Schedule of Notable Items

Insurance Solutions

Lincoln Financial Group

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($ in millions)	Retirement Solutions				Other Operations
	Annuities	Defined Contribution	Life Insurance	Group Protection
Reported	95	43	137	35	(33)
DAC Unlocking	11	5	(12)
Tax-related items	3		6
Other (net)	1
Total	80	38	143	35	(33)
3Q 2009 Income From Operations
Schedule of Notable Items